Exhibit 10.41
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.
Agreement No. AR-____________
PRODUCT SUPPLEMENT/AWARD LETTER (SCSI U320)
This Product Supplement/Award Letter (this “Award Letter”) is made on and as of the 10th day of October, 2005 (“Effective Date”) by and between Sun Microsystems, Inc. (“Sun”) and Dot Hill Systems Corporation (“Supplier”), pursuant to the Product Purchase Agreement, dated May 24, 2002, Agreement No. AR-63645, made between the parties (the “Agreement”). Capitalized terms not defined in this Award Letter have the meanings set forth in the Agreement. The parties agree as follows:
1	SCOPE: Neither this Award Letter nor the Agreement constitutes a commitment by Sun to purchase Products unless Sun, in its sole discretion, issues one or more P.O.’s in the manner described in the Agreement. The terms and conditions of the Agreement are incorporated herein by reference as if set forth in full.

2	PRODUCT DESCRIPTIONS AND PRICING/[***]: Product descriptions and pricing are set forth in Exhibit A to this Award Letter.

3	MINIMUM PURCHASE RIGHTS PERIOD: Pursuant to the terms of Section 2.1 of the Agreement, the Minimum Purchase Rights Period (as defined therein) is [***].

4	UPSIDE SUPPORT: Sun may request all or any part of Upside quantity at anytime during the applicable quarter [***]. Supplier shall sell, manufacture and ship such Upside quantities to Sun on a “first-in, first-out” basis within [***] after Sun’s written request.

[***]

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Supplier shall [***] to accommodate any request from Sun to accelerate delivery of Upside quantities of Products within the timeframes indicated above. With respect to any request for quantities in excess of Upside Support described above, the parties shall negotiate in good faith acceptable delivery dates.

5	SUN-UNIQUE COMPONENTS: The initial List of Sun-unique Components is set forth as Exhibit B.

6	STATEMENT OF WORK: The Statement of Work is set forth as Exhibit C.

7	SPECIFICATION: The Product Specification is set forth as Exhibit D.

8	SUN CONTRACTORS: The list of Sun Contractors, if any, is in Exhibit E.

9	EXTERNAL MANUFACTURERS: The list of External Manufacturers, if any, is in Exhibit F.

10	BUSINESS CONTINUITY PLAN: Supplier’s business continuity plan for the Product is in Exhibit G.

11	DEMAND REPLENISHMENT and/or CFIT Programs: The Demand Replenishment and or CFIT Programs for the Product is in Exhibit H.

12	SEEDSTOCK: For the 3320 Product, Supplier will provide Sun with [***] units of initial seed stock of FRUs for such Products for use by Sun’s service organization at [***] each. Additional units required as seed stock to be used solely by Sun [***].

SMI/MinnowProductAwardLetter	1.	October 10, 2005
***Confidential Treatment Requested

13	CERTIFICATION REGARDING ROHS COMPLIANCE: For the parts listed on Exhibit J to this Award Letter that are included in Products covered under this Award Letter to be delivered by Dot Hill to Sun for intended delivery by Sun to third parties for use within the European Community, Dot Hill certifies to its knowledge as of the execution by Dot Hill and Sun of this Award Letter that such parts will, at Sun’s request, be designed by Dot Hill to be compliant to with European Union Directive 2002/95/EC using the “lead-in-solder” exemption as stated in Article 4(1) paragraph 7 therein. Sun’s sole and exclusive remedy for a breach of this provision shall be for Dot Hill to repair or replace, at Dot Hill’s election, the affected materials in the non-compliant Products or the non-compliant Products themselves, subject to delivery by Sun to Dot Hill of such non-compliant Products during their applicable warranty period using the agreed RMA process established in the Agreement for such non-compliant Products.

14	LEADTIME AND PRICING FOR [***] CONFIGURATIONS: Dot Hill will supply to Sun under this Award Letter both [***] configured 3320 systems. [***] configured 3320 systems shall have same leadtimes and costs as their [***] configured 3320 counterparts that are manufactured at the same manufacturing location and delivered by Dot Hill to the same Sun delivery location.

15	AWARD LETTER COMPONENTS: The parties agree to be bound by these terms and conditions which consists of the Award Letter and the Exhibits indicated below:

x	Exhibit A (Product Descriptions and Pricing)
x	Exhibit B (Sun-unique Components)
Exhibit C (Statement of Work)
x	Exhibit D (Specification)
x	Exhibit E (Sun Contractors)
x	Exhibit F (External Manufacturers)
x	Exhibit G (Business Continuity Plan)
x	Exhibit H (Demand Replenishment Program and/or CFIT Program)
Exhibit I (Licensed Software)
x	Exhibit J (List of RoHS Compliant Parts)

SMI/MinnowProductAwardLetter	2.	October 10, 2005
***Confidential Treatment Requested

The undersigned duly authorized representatives of the parties have executed and delivered this Award Letter as of the Effective Date.

Sun Microsystems, Inc.		Dot Hill Systems Corporation

By	/s/ Tom Calderwood	By	/s/ Preston Romm

Name	Tom Calderwood	Name	Preston Romm

Title	Director, DMG Supplier Mgmt	Title	CFO

Date	10/13/05	Date	10/12/05

Sun Microsystems International B.V.		Dot Hill Systems BV

By	[Illegible]	By	/s/ Preston Romm

Name	[Illegible]	Name	Preston Romm

Title	Director	Title	CFO

Date	10/20/05	Date	10/12/05

SMI/MinnowProductAwardLetter	3.	October 10, 2005

EXHIBIT A
[***]
***Confidential Treatment Requested
 1

EXHIBIT B
2U LVD Unique Inventory
[***]
***Confidential Treatment Requested
 1

950-4685-01 Rev. 50—Series 3320—2U

8/12/2005 3:00 PM
Engineering Specification

for the

Sun StorEdgeTM 3320 SCSI Array
Specification provided under non-disclosure
by Dot Hill Systems Corporation to:
Sun Microsystems Inc.
910 San Antonio Road
Palo Alto, CA 94303 USA
(650) 960-1330
This document is the property of Dot Hill Systems Corporation and contains information which is confidential and proprietary to Dot Hill Systems Corporation.
No part of this document may be copied, reproduced or disclosed to third parties without the prior written consent of Dot Hill Systems Corporation.

Dot Hill Systems Corp.	- 1 -	Proprietary: Provided Under Non-Disclosure

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***Confidential Treatment Requested

Exhibit E
SUN CONTRACTORS
[***]
*** Confidential Treatment Requested

External Manufacturer Sites:
[***]
*** Confidential Treatment Requested

Technical
Contingency
Planning
[***]
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*** Confidential Treatment Requested

Document Revision History
Document Revision History
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. A2	ii

Table of Contents
Table of Contents
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. A2	iii

Introduction
1.0 Introduction
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. 2	Page 1 of 10

Servers
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© 2004 dot Hill Proprietary and Confidential

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Servers
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© 2004 dot Hill Proprietary and Confidential

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Servers
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© 2004 dot Hill Proprietary and Confidential

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Servers
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© 2004 dot Hill Proprietary and Confidential

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Servers
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© 2004 dot Hill Proprietary and Confidential

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Servers
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© 2004 dot Hill Proprietary and Confidential

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Servers
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. 2	Page 8 of 10

Local Area Network
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. 2	Page 9 of 10

Local Area Network
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. 2	Page 10 of 10

Virus and Spam Protection
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© 2004 dot Hill Proprietary and Confidential

Document Part Number: 83-00003447 Rev. 2	Page 11 of 10

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***Confidential Treatment Requested

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*** Confidential Treatment Requested
Dot Hill Systems Corp. • 6305 El Camino Real • Carlsbad, California 92009-1606
P: 760.931.5500/800.872.2783 • F: 760.931.5527 • E: sales@dothill.com
www.dothill.com